UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc. - Dreyfus Worldwide Growth Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	04/30/11

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the global economy. A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period. The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending. Although shocks emanating from events in the Middle East and Japan presented potential headwinds, global equities generally rallied as investors increasingly recognized that otherwise positive forces would prevent a return to global recession.

We expect the global economy to continue to expand at a moderate rate, which generally should be good for stocks in most markets. However, in the wake of recent gains we believe that selectivity will become more important.We favor companies with higher growth potential, and we are also optimistic about the prospects of high-quality companies capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through April 30, 2011, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2011, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 15.55%, Class B shares returned 14.95%, Class C shares returned 15.11% and Class I shares returned 15.74%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a 14.75% total return.2

Stocks throughout much of the world rallied as the global economic recovery gathered momentum during the reporting period. The fund produced higher returns than its benchmark, primarily due to overweighted exposure to energy stocks and an underweighted position in the financials sector.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Greater Economic Confidence Fueled a Market Rally

Investor sentiment improved dramatically in the weeks before the start of the reporting period, when a new round of quantitative easing of U.S. monetary policy helped convince investors that the global economy was unlikely to slip back into recession.A more optimistic investment

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

outlook was reinforced by improvements in U.S. employment and consumer spending, as well as better-than-expected corporate earnings across a number of geographic regions and industry groups. Later in the fall, the passage of fiscally stimulative U.S. tax legislation lent further support to stock prices.

The stock market rally was interrupted in February, when a wave of political unrest in the Middle East led to sharply higher crude oil prices, and again in March when a devastating earthquake, tsunami and nuclear disaster in Japan threatened one of the world’s largest economies. However, investors proved resilient, and most stock markets had bounced back by the reporting period’s end. In a reversal of the trend over the past several years, developed equity markets generally produced higher returns than emerging markets. In addition, growth stocks typically outperformed their value-oriented counterparts during the reporting period.

Emphasis on Energy Stocks Bolstered Fund Performance

The fund participated fully in the global market rally. Returns were especially robust in the energy sector, an area of substantial emphasis for the fund, when political unrest in the Middle East drove crude oil prices sharply higher. Integrated energy giant Exxon Mobil ranked among the fund’s top performers for the reporting period, and other winners included Chevron, ConocoPhillips, Royal Dutch Shell and France’s Total. Conversely, the fund benefited from underweighted exposure to the financials sector, enabling it to avoid the banks most severely affected by Europe’s sovereign debt crisis and a more stringent U.S. regulatory environment. While the fund also held substantially underweighted exposure to the information technology sector, successful stock selections, including electronics innovator Apple and consulting services giant International Business Machines, contributed significantly to performance.

Disappointments during the reporting period were concentrated in a handful of lagging market sectors. Overweighted exposure to the traditionally defensive consumer staples sector undermined relative performance despite relatively successful stock selections. Our security selection strategy proved less successful in the health care sector, where large pharmaceutical developers struggled with anemic new-product pipelines, a weak European pricing environment and higher-than-

expected costs to comply with U.S. health care reform legislation.These factors affected several of the fund’s health care holdings, including Abbott Laboratories, Johnson & Johnson and Novartis. In addition the fund held very few industrial stocks, preventing it from participating in the economically sensitive sector’s gains.

Seeking New Opportunities in a Recovering Economy

We expect the U.S. and global economic rebounds to persist over the remainder 2011, leading us to conclude that investors will continue to shift their focus to large, multinational companies with solid business fundamentals. In addition, we believe that stocks may be poised for further gains as companies deploy some of the massive cash reserves on their balance sheets.To prepare for these developments, we identified new opportunities in Finning International, Canada’s largest Caterpillar equipment dealer, metals-and-mining giants Rio Tinto and Freeport McMoRan Copper & Gold, semiconductor maker Texas Instruments and tobacco producer British American Tobacco. We eliminated the fund’s position in medical supplies provider Becton-Dickinson & Co, General Electric and McGraw-Hill. In our judgment, the fund is well positioned as the global economy moves to the middle stages of its cycle.

May 16, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe,Australia, New Zealand and the Far East. Investors cannot invest directly in any index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.68	$11.94	$10.51	$4.97
Ending value (after expenses)	$1,155.50	$1,149.50	$1,151.10	$1,157.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.26	$11.18	$9.84	$4.66
Ending value (after expenses)	$1,018.60	$1,013.69	$1,015.03	$1,020.18

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.24% for Class B, 1.97% for
Class C, and .93% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2011 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—13.3%
Christian Dior	230,000	36,911,057
Finning International	25,000	693,750
LVMH Moet Hennessy Louis Vuitton	15,775	2,833,028
McDonald’s	207,800	16,272,818
News, Cl. A	426,400	7,598,448
		64,309,101
Consumer Staples—39.3%
Altria Group	262,500	7,045,500
British American Tobacco, ADR	30,000	2,646,000
Coca-Cola	373,100	25,169,326
Danone, ADR	682,000	9,998,120
Diageo, ADR	165,000	13,426,050
L’Oreal, ADR	935,000	23,777,050
Nestle, ADR	420,000	26,124,000
PepsiCo	156,175	10,758,896
Philip Morris International	552,500	38,365,600
Procter & Gamble	258,000	16,744,200
Walgreen	375,000	16,020,000
		190,074,742
Energy—23.5%
Chevron	263,800	28,870,272
ConocoPhillips	15,000	1,183,950
Exxon Mobil	411,008	36,168,704
Royal Dutch Shell, Cl. A, ADR	162,000	12,551,760
Statoil, ADR	394,068	11,550,133
Total, ADR	359,016	23,059,598
		113,384,417

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—2.5%
Eurazeo	73,152	6,093,600
JPMorgan Chase & Co.	65,100	2,970,512
Zurich Financial Services	10,100[a]	2,837,340
		11,901,452
Health Care—10.9%
Abbott Laboratories	190,300	9,903,212
Johnson & Johnson	203,525	13,375,663
Novartis, ADR	7,000	414,190
Novo Nordisk, ADR	50,000	6,369,500
Roche Holding, ADR	561,000	22,737,330
		52,799,895
Information Technology—3.7%
Apple	16,000[a]	5,571,680
Intel	390,941	9,065,922
International Business Machines	11,000	1,876,380
Texas Instruments	40,000	1,421,200
		17,935,182
Materials—6.3%
Air Liquide, ADR	708,300	20,986,929
Freeport-McMoRan Copper & Gold	80,000	4,402,400
Rio Tinto, ADR	70,000	5,124,700
		30,514,029
Total Common Stocks
(cost $202,911,494)		480,918,818

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $502,000)	502,000[b]	502,000

Total Investments (cost $203,413,494)	99.6%	481,420,818
Cash and Receivables (Net)	.4%	2,001,887
Net Assets	100.0%	483,422,705

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	39.3	Information Technology	3.7
Energy	23.5	Financial	2.5
Consumer Discretionary	13.3	Money Market Investment	.1
Health Care	10.9
Materials	6.3		99.6

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			202,911,494	480,918,818
Affiliated issuers			502,000	502,000
Cash				118,002
Dividends and interest receivable				1,481,677
Receivable for investment securities sold				1,194,642
Receivable for shares of Common Stock subscribed				223,699
Prepaid expenses				53,148
				484,491,986
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				502,143
Payable for shares of Common Stock redeemed				336,553
Accrued expenses				230,585
				1,069,281
Net Assets ($)				483,422,705
Composition of Net Assets ($):
Paid-in capital				195,108,487
Accumulated distributions in excess of investment income—net				(986,991)
Accumulated net realized gain (loss) on investments				11,270,560
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				278,030,649
Net Assets ($)				483,422,705

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	418,099,035	4,064,046	54,560,815	6,698,809
Shares Outstanding	9,354,446	95,106	1,329,913	148,582
Net Asset Value Per Share ($)	44.70	42.73	41.03	45.08

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $609,711 foreign taxes withheld at source):
Unaffiliated issuers	6,952,055
Affiliated issuers	1,513
Total Income	6,953,568
Expenses:
Management fee—Note 3(a)	1,665,322
Shareholder servicing costs—Note 3(c)	948,459
Distribution fees—Note 3(b)	206,619
Professional fees	42,660
Prospectus and shareholders’ reports	32,089
Registration fees	28,203
Custodian fees—Note 3(c)	24,993
Directors’ fees and expenses—Note 3(d)	9,187
Loan commitment fees—Note 2	2,278
Miscellaneous	8,862
Total Expenses	2,968,672
Less—reduction in fees due to earnings credits—Note 3(c)	(1,656)
Net Expenses	2,967,016
Investment Income—Net	3,986,552
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	11,278,186
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	50,442,689
Net Realized and Unrealized Gain (Loss) on Investments	61,720,875
Net Increase in Net Assets Resulting from Operations	65,707,427

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations ($):
Investment income—net	3,986,552	6,819,256
Net realized gain (loss) on investments	11,278,186	9,478,590
Net unrealized appreciation
(depreciation) on investments	50,442,689	38,907,954
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,707,427	55,205,800
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,324,765)	(7,114,471)
Class B Shares	(27,062)	(81,614)
Class C Shares	(699,415)	(725,614)
Class I Shares	(95,995)	(83,147)
Net realized gain on investments:
Class A Shares	(8,117,585)	(7,474,191)
Class B Shares	(123,245)	(225,266)
Class C Shares	(1,158,274)	(1,130,749)
Class I Shares	(92,239)	(74,573)
Total Dividends	(17,638,580)	(16,909,625)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	12,748,191	20,652,172
Class B Shares	126,087	293,773
Class C Shares	1,975,998	2,402,480
Class I Shares	2,851,547	3,842,950

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	13,273,005	12,810,519
Class B Shares	133,979	280,120
Class C Shares	1,293,727	1,327,507
Class I Shares	107,631	78,192
Cost of shares redeemed:
Class A Shares	(27,830,931)	(60,960,163)
Class B Shares	(2,747,487)	(6,783,595)
Class C Shares	(3,925,236)	(10,130,104)
Class I Shares	(709,643)	(2,304,831)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,703,132)	(38,490,980)
Total Increase (Decrease) in Net Assets	45,365,715	(194,805)
Net Assets ($):
Beginning of Period	438,056,990	438,251,795
End of Period	483,422,705	438,056,990
Undistributed (distributions in excess of)
investment income—net	(986,991)	3,173,694

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	313,355	516,273
Shares issued for dividends reinvested	336,711	346,137
Shares redeemed	(681,144)	(1,654,944)
Net Increase (Decrease) in Shares Outstanding	(31,078)	(792,534)
Class Ba
Shares sold	3,286	7,138
Shares issued for dividends reinvested	3,543	7,918
Shares redeemed	(70,277)	(192,764)
Net Increase (Decrease) in Shares Outstanding	(63,448)	(177,708)
Class C
Shares sold	53,071	63,783
Shares issued for dividends reinvested	35,660	38,827
Shares redeemed	(104,493)	(298,367)
Net Increase (Decrease) in Shares Outstanding	(15,762)	(195,757)
Class I
Shares sold	69,382	101,558
Shares issued for dividends reinvested	2,710	2,098
Shares redeemed	(17,303)	(62,660)
Net Increase (Decrease) in Shares Outstanding	54,789	40,996

a During the period ended April 30, 2011, 37,513 Class B shares representing $1,468,638 were automatically converted to 35,841 Class A shares and during the period ended October 31, 2010, 94,483 Class B shares representing $3,332,637 were automatically converted to 89,963 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	40.31	36.61	31.89	47.58	40.85	35.12
Investment Operations:
Investment income—net[a]	.38	.63	.65	.60	.41	.39
Net realized and unrealized
gain (loss) on investments	5.67	4.53	4.26	(15.59)	6.68	5.91
Total from Investment Operations	6.05	5.16	4.91	(14.99)	7.09	6.30
Distributions:
Dividends from
investment income—net	(.79)	(.71)	(.19)	(.70)	(.36)	(.57)
Dividends from net realized
gain on investments	(.87)	(.75)	—	—	—	—
Total Distributions	(1.66)	(1.46)	(.19)	(70)	(.36)	(.57)
Net asset value, end of period	44.70	40.31	36.61	31.89	47.58	40.85
Total Return (%)[b]	15.55[c]	14.48	15.50	(31.93)	17.47	18.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25[d]	1.26	1.34	1.23	1.24	1.23
Ratio of net expenses
to average net assets	1.25[d]	1.26	1.33	1.22	1.24	1.23
Ratio of net investment income
to average net assets	1.89[d]	1.70	2.08	1.41	.94	1.04
Portfolio Turnover Rate	3.40[c]	.34	3.53	3.38	1.21	.30
Net Assets, end of period
($ x 1,000)	418,099	378,374	372,623	359,328	615.183	570.586

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	38.21	34.69	30.32	45.08	38.71	33.19
Investment Operations:
Investment income—net[a]	.16	.26	.34	.21	.05	.08
Net realized and unrealized
gain (loss) on investments	5.42	4.28	4.03	(14.83)	6.32	5.60
Total from Investment Operations	5.58	4.54	4.37	(14.62)	6.37	5.68
Distributions:
Dividends from
investment income—net	(.19)	(.27)	—	(.14)	—	(.16)
Dividends from net realized
gain on investments	(.87)	(.75)	—	—	—	—
Total Distributions	(1.06)	(1.02)	—	(.14)	—	(.16)
Net asset value, end of period	42.73	38.21	34.69	30.32	45.08	38.71
Total Return (%)[b]	14.95[c]	13.32	14.45	(35.52)	16.46	17.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.24[d]	2.24	2.30	2.10	2.09	2.08
Ratio of net expenses
to average net assets	2.24[d]	2.24	2.28	2.09	2.09	2.08
Ratio of net investment income
to average net assets	.83[d]	.75	1.18	.53	.13	.23
Portfolio Turnover Rate	3.40[c]	.34	3.53	3.38	1.21	.30
Net Assets, end of period
($ x 1,000)	4,064	6,059	11,666	19,241	55,214	97,334

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2011			Year Ended October 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	37.01	33.74	29.42	43.96	38.15	32.82
Investment Operations:
Investment income—net[a]	.22	.33	.39	.27	.08	.11
Net realized and unrealized
gain (loss) on investments	5.20	4.17	3.93	(14.42)	6.20	5.53
Total from Investment Operations	5.42	4.50	4.32	(14.15)	6.28	5.64
Distributions:
Dividends from
investment income—net[a]	(.53)	(.48)	—	(.39)	(.47)	(.31)
Dividends from net realized
gain on investments	(.87)	(.75)	—	—	—	—
Total Distributions	(1.40)	(1.23)	—	(.39)	(.47)	(.31)
Net asset value, end of period	41.03	37.01	33.74	29.42	43.96	38.15
Total Return (%)[b]	15.11[c]	13.66	14.68	32.45	16.61	17.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97[d]	1.99	2.07	1.95	1.97	1.96
Ratio of net expenses
to average net assets	1.97[d]	1.99	2.06	1.95	1.97	1.96
Ratio of net investment income
to average net assets	1.16[d]	.97	1.37	.68	.20	.31
Portfolio Turnover Rate	3.40[c]	.34	3.53	3.38	1.21	.30
Net Assets, end of period
($ x 1,000)	54,561	49,806	52.011	55,114	94.893	87,964

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2011			Year Ended October 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	40.71	36.96	32.21	48.06	41.27	35.49
Investment Operations:
Investment income—net[b]	.45	.78	.80	.70	.52	.42
Net realized and unrealized
gain (loss) on investments	5.70	4.55	4.24	(15.74)	6.75	6.01
Total from Investment Operations	6.15	5.33	5.04	(15.04)	7.27	6.43
Distributions:
Dividends from
investment income—net	(.91)	(.83)	(.29)	(.81)	(.48)	(.65)
Dividends from net realized
gain on investments	(.87)	(.75)	—	—	—	—
Total Distributions	(1.78)	(1.58)	(.29)	(.81)	(.48)	(.65)
Net asset value, end of period	45.08	40.71	36.96	32.21	48.06	41.27
Total Return (%)	15.74[c]	14.82	15.84	(31.79)	17.76	18.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93[d]	.98	1.08	.98	.98	1.06
Ratio of net expenses
to average net assets	.93[d]	.98	1.06	.98	.98	1.06
Ratio of net investment income
to average net assets	2.23[d]	2.03	2.47	1.66	1.17	1.19
Portfolio Turnover Rate	3.40[c]	.34	3.53	3.38	1.21	.30
Net Assets, end of period
($ x 1,000)	6,699	3,818	1,951	1,230	1,909	1,825

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	252,784,683	—	—	252,784,683
Equity Securities—
Foreign†	228,134,135	—	—	228,134,135
Mutual Funds	502,000	—	—	502,000
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended April 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	4/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,243,000		19,219,000	19,960,000	502,000.1

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2010 was as follows: ordinary income $8,004,846 and long-term capital gains 8,904,779.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at the annual rate of .2175% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $11,480 from commissions earned on sales of the fund’s Class A shares and $3,383 and $2,880 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $18,389 and $188,230, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $479,916, $6,130 and $62,743, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $158,586 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $23,677 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,656.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $24,993 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $287,262, Rule 12b-1 distribution plan fees $34,888, shareholder services plan fees $94,471, custodian fees $26,714, chief compliance officer fees $2,481 and transfer agency per account fees $56,327.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $15,172,850 and $31,844,831, respectively.

At April 30, 2011, accumulated net unrealized appreciation on investments was $278,007,324, consisting of $278,020,077 gross unrealized appreciation and $12,753 gross unrealized depreciation.

At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)